UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2017 (April 20, 2017)
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On April 20, 2017, AGNC Investment Corp. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) at the Hyatt Regency Bethesda, Bethesda, Maryland 20814 at 9:00 a.m. (ET). The record date for the Annual Meeting was February 24, 2017. As of the record date, a total of 331,046,077 shares of the Company’s common stock, par value $0.01 (“Common Stock”), were entitled to vote at the Annual Meeting. There were 269,363,770 shares of Common Stock present in person or by proxy at the Annual Meeting. Set forth below are the matters acted upon by the common stockholders and the final voting results of each such proposal.

1.    Election of Directors. The Company’s common stockholders voted to elect five (5) Director Nominees to hold office for a term of one (1) year and until his or her successor is duly elected and qualified.

Nominee	For	Against	Abstain	Non Votes
Gary D. Kain	177,561,597	1,735,231	747,205	89,319,735
Morris A. Davis	174,411,972	4,859,393	772,668	89,319,735
Larry K. Harvey	176,627,932	2,645,439	770,663	89,319,735
Prue B. Larocca	176,543,224	2,720,914	779,896	89,319,735
Paul E. Mullings	176,435,699	2,832,162	776,173	89,319,735

2.    Executive Compensation. The Company’s common stockholders voted on an advisory and non-binding basis in favor of approval of the advisory resolution on executive compensation.

For	Against	Abstain	Non Votes
139,778,943	38,120,505	2,144,586	89,319,735

3.    Frequency of Future Advisory Votes on Executive Compensation. The results of the non-binding advisory vote on the frequency of the stockholder vote to approve the compensation of the Company’s named executive officers are as set forth below:

1 Year	2 Year	3 Year	Abstain	Non Votes
147,262,585	1,601,987	30,115,336	1,064,125	89,319,735
After considering the results of such stockholder vote, the Company’s Board of Directors decided, at a meeting held on April 20, 2017, that the Company will hold an advisory “say-on-pay” vote every year in conjunction with its annual meeting of stockholders. Accordingly, the Company will include an advisory “say-on-pay” vote every year in its future proxy materials until the next stockholder vote on the frequency of “say-on-pay” votes, which will be held no later than the Company’s annual meeting of stockholders in 2023.

4.    Ratification of appointment of Ernst & Young LLP. The Company’s common stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent public accountant for the year ending December 31, 2017.

For	Against	Abstain	Non Votes
265,283,900	2,655,860	1,424,008	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: April 21, 2017	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Senior Vice President, Chief Compliance Officer, General Counsel and Secretary